As filed with the Securities and Exchange Commission on September 27, 1999


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report:  May 21, 1999
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Since our  Form  8-K  filing  on  May  12,  1999,  we  have  acquired seventeen additional properties. As of the acquisition of the Ryan Company Retail Portfolio on September 10, 1999, the aggregate purchase price of these properties exceeds 10 percent of our total assets as of December 31, 1998, and accordingly, we are filing this Form 8-K, which includes all properties purchased to date which were not previously reported.


Randall Square, Geneva, Illinois

On May 21, 1999, we purchased the entire fee simple interest in a Community Center located at Randall Road and Fargo Boulevard in Geneva, Illinois known as "Randall Square." We purchased Randall Square from Dalan/Geneva, L.L.C., an unaffiliated third party, for approximately $30,124,000 or approximately $138.63 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors. Approximately $5,600,000 of this purchase price is being held in an escrow account until the seller leases approximately 16,440 square feet of vacant space. Once a new tenant, approved by our Advisor, begins paying rent, funds will be released from the escrow to the seller based on a formula stated in the contract. Any funds remaining in the escrow account at the end of a one year term will be remitted to the Company. As of September 1, 1999, approximately $4,814,000 remains in this escrow.

Randall Square, built in 1998/1999, is a one-story, multi-tenant retail facility. Randall Square contains a total of approximately 217,304 leasable square feet. As of September 1, 1999, Randall Square was 92% leased (100% leased if the purchase price held in escrow is considered). In addition, we received a master lease escrow for a period of one year in the event that Factory Card Outlot should stop paying its rent. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Randall Square over the next few years. However, as part of the acquisition of this property, the sellers placed approximately $485,000 in an escrow account to be used for any defects on the property. This escrow expires on August 19, 2001.

The table below sets forth the occupancy rate at Randall Square expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        88                      10.35

Three tenants, Petsmart, a pet store, Bed, Bath & Beyond, a houseware store and Marshalls, a discount clothing store, each lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Petsmart            27,360        13         10.20      Currently    01/31/04
                                             10.80      02/01/04     01/31/09
                                             11.28      02/01/09     01/31/14
  Option 1                                   11.76      02/01/14     01/31/19
  Option 2                                   12.24      02/01/19     01/31/24
  Option 3                                   12.72      02/01/24     01/31/29
  Option 4                                   13.20      02/01/29     01/31/34
  Option 5                                   13.80      02/01/34     01/31/39

Bed, Bath &
  Beyond            35,631        16          8.50      Currently    07/31/08
                                              9.00      08/01/08     01/31/14
  Option 1                                    9.50      02/01/14     01/31/19
  Option 2                                   10.00      02/01/19     01/31/24
  Option 3                                   10.50      02/01/24     01/31/29

Marshalls           30,638        14          7.34      Currently    08/31/03
                                              7.83      09/01/03     08/31/08
  Option 1                                    8.32      09/01/08     08/31/13
  Option 2                                    8.81      09/01/13     08/31/18
  Option 3                                    9.30      09/01/18     08/31/23

For federal income tax purposes, our depreciable basis in Randall Square will be approximately $17,100,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1999 for the tax year ended 1998 are $185,375. The real estate taxes payable were calculated based on a tax rate of 7.2055%.

On September 1, 1999, a  total  of  200,864  square feet was leased to nineteen
tenants at Randall Square.    The  following  tables set forth information with
respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Petsmart            27,360      01/14     5/5 yr.      279,072         10.20
Factory Card
  Outlot            13,000      12/08     2/5 yr.      165,750         12.75
Bed, Bath &
  Beyond            35,631      01/14     3/5 yr.      302,863          8.50
Ulta 3               9,350      08/08     2/5 yr.      130,900         14.00
Old Navy            14,566      06/03     2/5 yr.      195,000         13.39
Marshalls           30,638      08/08     3/5 yr.      225,000          7.34
Shoe Carnival       12,000      01/09     2/5 yr.      156,000         13.00
Michaels            19,459      02/09     4/5 yr.      207,110         10.75
Dress Barn           9,000      01/09     3/5 yr.      126,000         14.00
Talbots              8,500      01/09     2/5 yr.      157,210         18.34
Men's Warehouse      4,800      12/08     3/5 yr.       93,600         19.50
Panera Bread         3,780      01/09     3/5 yr.       87,885         23.25
Funcoland            1,200      01/04     2/3 yr.       30,000         25.00
For Eyes             2,070      03/04     3/5 yr.       43,470         21.00
Gingiss              1,200      05/04     3/5 yr.       27,600         23.00
So Je Oh Cleaners    1,620      06/09        -          38,880         24.00
Ritz Camera          1,600      07/04        -          44,800         28.00
Batavia Cellular     1,590      04/04     2/5 yr.       36,570         23.00
Bedding Experts      3,500      12/03     2/5 yr.       70,000         20.00
KFC (Outlot)                    11/13                   45,150
Vacant              16,440


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          -           -           -        2,455,745        -           -             -

   2000          -           -           -        2,462,900        -           -             -

   2001          -           -           -        2,463,098        -           -             -

   2002          -           -           -        2,466,400        -           -             -

   2003          2         18,066     265,000     2,477,067      14.67        8.99         10.70

   2004          5          7,660     182,440     2,292,458      23.82        3.81          7.96

   2005          -           -           -        2,118,064        -           -             -

   2006          -           -           -        2,118,064        -           -             -

   2007          -           -           -        2,118,064        -           -             -

   2008          4         57,788     649,075     2,125,487      11.23       28.77         30.54


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value upon completion of construction and stabilization of income for the Randall Square property, effective as of
February 1, 2000, of $30,500,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Eagle Food Store, Buffalo Grove, Illinois

On June 3, 1999, we purchased the entire fee simple interest in a single-user retail center located at 350 McHenry Road in Buffalo Grove, Illinois known as "Eagle Food Store-Buffalo Grove." We purchased Eagle Food Store-Buffalo Grove from Eagle Food Centers, Inc., an unaffiliated third party, for approximately $7,140,000 or approximately $125.72 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Eagle Food Store-Buffalo Grove, built in 1999, is a one-story, single-user retail facility. Eagle Food Store-Buffalo Grove contains 56,192 leasable square feet. As of September 1, 1999, Eagle Food Store-Buffalo Grove was 100% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Eagle Food Store-Buffalo Grove over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Eagle Food Store-Buffalo Grove expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

One tenant, Eagle Food Store, a  grocery  store, leases 100% of the total gross
leasable area of the property.    This  lease  requires  the tenant to pay base
annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Eagle Food          56,192       100        14.02       Currently    06/30/03
                                            14.28       07/01/03     06/30/21
  Option 1                                  15.70       07/01/21     06/30/26
  Option 2                                  16.49       07/01/26     06/30/31
  Option 3                                  17.31       07/01/31     06/30/36
  Option 4                                  18.18       07/01/36     06/30/41

For federal income tax purposes, our depreciable basis in Eagle Food Store-Buffalo Grove will be approximately $5,200,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On September 1, 1999, a total of 56,192 square feet was leased to one tenant at
Eagle Food Store-Buffalo Grove.    The  following  tables set forth information
with respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Eagle Food          56,192      06/21     4/5 yr.      788,055         14.02




                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-         -           -           -         788,055         -           -             -
    2002

   2003          -           -           -         795,154         -           -             -

   2004-         -           -           -         802,254         -           -             -
    2008


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Eagle Food Store-Buffalo Grove property, as of December 21, 1998, of $7,500,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Oak Forest Commons Phase III, Oak Forest, Illinois

On June 15, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at the corner of 159th and Central in Oak Forest,
Illinois known as "Oak Forest Commons Phase III." We purchased Oak Forest Commons Phase III from T-L Oak Forest Commons II, Inc., an unaffiliated third party, for approximately $1,105,000 or approximately $148.84 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors. We purchased the adjoining Oak Forest Commons Phase I and II on March 5, 1998 for a purchase price of approximately $12,460,000.

Oak Forest Commons Phase III, built in 1999, is a one-story, multi-tenant retail facility. Oak Forest Commons Phase III contains 7,424 leasable square feet. As of September 1, Oak Forest Commons Phase III was 72% leased (95% leased if the master lease, which lasts for one year, is considered). We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Oak Forest Commons Phase III over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

Three tenants, Country Companies Insurance, an insurance agent, Dollar Store, a discount retail store, and Jackson & Hewitt, consultants, each leases more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Country Companies
  Insurance           1,610       22         16.00      Currently    03/31/04
  Option 1                                   18.00      04/01/04     03/31/09

Dollar Store          2,814       38         16.00      Currently    05/31/02
                                             17.00      06/01/02     05/31/04
  Option 1                                   18.50      06/01/04     05/31/07
                                             19.50      06/01/07     05/31/09

Jackson & Hewitt        900       12         17.00      Currently    01/31/02
                                             18.00      02/01/02     01/31/04
  Option 1                                   19.00      02/01/04     01/31/07
                                             20.00      02/01/07     01/31/09

For federal income tax purposes, our depreciable basis in Oak Forest Commons Phase III will be approximately $830,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On September 1, 1999, a total of  5,324 square feet was leased to three tenants
at Oak Forest Commons Phase  III.    The following tables set forth information
with respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Country Companies
  Insurance          1,610      03/04     1/5 yr.      25,760          16.00
Dollar Store         2,814      05/04     1/5 yr.      45,024          16.00
Jackson & Hewitt       900      01/04     1/5 yr.      15,300          17.00
Vacant               2,100



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-
     2002        -           -           -           86,084        -            -            -

   2003          -           -           -           89,798        -            -            -

   2004          3          5,324      89,798        89,798      12.10        100          100



(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Oak Forest Commons Phase III property, as of June 8, 1999, of $1,150,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Oak Lawn Town Center, Oak Lawn, Illinois

On June 29, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at 5129-5145 95th Street in Oak Lawn, Illinois known as "Oak Lawn Town Center." We purchased Oak Lawn Town Center from Mill Creek Development, Inc., an unaffiliated third party, for approximately $2,400,000 or approximately $191.90 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Oak Lawn Town Center, built in 1998, is a one-story, multi-tenant retail facility. Oak Lawn Town Center contains 12,506 leasable square feet. As of September 1, 1999, Oak Lawn Town Center was 100% leased. We considered a variety of factors including its location next to the train station, available parking, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Oak Lawn Town Center over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Oak Lawn Town Center expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        100                     22.15

Tenants leasing more than 10% of the total gross leasable area of the property are Bed Mart, a mattress and bed store, Starbucks Coffee, a coffee shop, Hollywood Video, a video rental store and Southwestern Bell, a telephone store. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Bed Mart             2,500        20         22.00      Currently    06/30/03
  Option 1                                   24.00      07/01/03     06/30/08
  Option 2                                   26.00      07/01/08     06/30/13

Starbucks Coffee     1,500        12         26.00      Currently    07/31/03
                                             28.00      08/01/03     07/31/08
  Option 1                                   30.00      08/01/08     07/31/13
  Option 2                                   33.00      08/01/13     07/31/18

Hollywood Video      7,200        58         21.25      Currently    05/31/08
  Options 1-4                                  *        06/01/08     05/31/28

  *Option rent calculated based on CPI indexes.

Southwestern Bell    1,306        10         22.95      Currently    04/30/00
                                             23.41      05/01/00     04/30/01
                                             23.88      05/01/01     04/30/02
                                             24.36      05/01/02     04/30/03
  Options 1-10                                 *        05/01/03     04/30/13

  *Rent per square foot increases by 2% during each of the ten one-year option periods.

For federal income tax purposes, our depreciable basis in Oak Lawn Town Center will be approximately $1,010,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On September 1, 1999, a total of  12,506 square feet was leased to four tenants
at Oak Lawn Town  Center.    The  following  tables  set forth information with
respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Bed Mart             2,500      06/03     2/5 yr.       55,008         22.00
Starbucks Coffee     1,500      07/08     2/5 yr.       39,000         26.00
Hollywood Video      7,200      05/08     4/5 yr.      153,000         21.25
Southwestern Bell    1,306      04/03    10/1 yr.       29,973         22.95


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999           -          -           -        276,785          -           -             -

   2000           -          -           -        277,380          -           -             -

   2001           -          -           -        277,987          -           -             -

   2002           -          -           -        278,607          -           -             -

   2003           2         3,806      86,815     280,065        22.81       30.43         31.00

   2004           -          -           -        195,000          -           -             -

   2005           -          -           -        195,000          -           -             -

   2006           -          -           -        195,000          -           -             -

   2007           -          -           -        195,000          -           -             -

   2008           2         8,700     195,000     195,000        22.41       69.57        100.00


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Oak Lawn Town Center property, as of August 11, 1998, of $2,450,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

West River Crossings, Joliet, Illinois

On August 3, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at Caton Farm Road and Essington Road in Joliet, Illinois known as "West River Crossings." We purchased West River Crossings from T-L West River Crossings, Inc., an unaffiliated third party, for approximately $5,613,000 or approximately $172.96 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

West River Crossings, built in 1999, is a one-story, multi-tenant retail facility. West River Crossings contains 32,452 leasable square feet. As of September 1, 1999, West River Crossings was 66% leased (95% leased if the master lease, which lasts for one year, is considered). We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to West River Crossings over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

Two tenants, Budget Golf, a golf supply store and Hollywood Video, a video rental store, each lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Budget Golf         4,000         12        12.00       Currently    07/31/04
  Option 1                                  13.50       08/01/04     07/31/07
                                            14.50       08/01/07     07/31/09

Hollywood Video     5,600         17        17.25       Currently    01/31/04
                                            19.32       02/01/04     01/31/09
  Option 1                                  21.64       02/01/09     01/31/14
  Option 2                                  24.24       02/01/14     01/31/19

For federal income tax purposes, our depreciable basis in West River Crossings will be approximately $4,200,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On September 1, 1999, a total of  21,562 square feet was leased to nine tenants
at West River  Crossings.    The  following  tables  set forth information with
respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Cigarettes Cheaper   1,200      02/04     1/5 yr.      25,800          21.50
Budget Golf          4,000      07/04     1/5 yr.      48,000          12.00
Great Clips          1,200      03/04     1/5 yr.      30,000          25.00
En Lai Restaurant    1,600      04/09     2/5 yr.      27,200          17.00
Secret Nails         3,200      05/04     1/5 yr.      57,600          18.00
Hollywood Video      5,600      01/09     2/5 yr.      96,600          17.25
West River Cleaners  1,320      03/04     1/5 yr.      30,360          23.00
Burrito King         1,080      03/04     1/5 yr.      22,140          20.50
Computer
  Renaissance        2,362      04/04     1/5 yr.      55,511          23.50
Vacant              10,890


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          -           -           -         391,002         -           -             -

   2000          -           -           -         391,002         -           -             -

   2001          -           -           -         391,002         -           -             -

   2002          -           -           -         393,652         -           -             -

   2003          -           -           -         401,690         -           -             -

   2004          7         14,362     280,247      404,047       19.51       44.26         69.36

   2005          -           -           -         136,992         -           -             -

   2006          -           -           -         136,992         -           -             -

   2007          -           -           -         136,992         -           -             -

   2008          -           -           -         136,992         -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.



We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the West River Crossings property, as of August 1, 1999, of $5,725,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Hickory Creek Market Place, Frankfort, Illinois

On August 4, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at LaGrange and LaPorte Roads in Frankfort, Illinois known as "Hickory Creek Market Place." We purchased Hickory Creek Market Place from T-L Hickory Creek Market Place, Inc., an unaffiliated third party, for approximately $6,216,000 or approximately $176.33 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Hickory Creek Market Place, built in 1999, is a one-story, multi-tenant retail facility. Hickory Creek Market Place contains 35,251 leasable square feet. As of September 1, 1999, Hickory Creek Market Place was 64% leased (95% leased if the master lease, which lasts for one year, is considered). We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Hickory Creek Market Place over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

Two tenants, Seven Seas Tanning, a tanning center, and Rand's Hallmark, a card store, each lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Seven Seas
  Tanning           4,000         11          18.00     Currently    03/31/01
                                              20.14     04/01/01     03/31/03
                                              21.35     04/01/03     03/31/04
  Option 1                                    22.63     04/01/04     03/31/06
                                              24.00     04/01/06     03/31/08
                                              25.43     04/01/08     03/31/09

Rand's Hallmark     5,000         14          12.00     Currently    02/28/03
                                              13.00     03/01/03     02/28/05
  Option 1                                    14.00     03/01/05     02/28/08
                                              15.00     03/01/08     02/28/10
  Option 2                                    18.00     03/01/10     02/28/15

For federal income tax purposes, our depreciable basis in Hickory Creek Market Place will be approximately $4,600,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On September 1, 1999, a total of 22,730 square feet was leased to eleven tenants at Hickory Creek Market Place. The following tables set forth information with respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

GNC                  1,280     04//04     1/5 yr.      23,040          18.00
Sears Optical        1,280      05/04     1/5 yr.      23,040          18.00
Sally Beauty         1,600      04/04     1/5 yr.      26,400          16.50
Great Clips          1,200      03/04     1/5 yr.      28,800          24.00
Seven Seas Tanning   4,000      03/04     1/5 yr.      74,000          18.50
Rand's Hallmark      5,000      02/05     2/5 yr.      60,000          12.00
Tobacco House        1,440      03/04     1/5 yr.      27,360          19.00
Axes Music           1,440      07/04     1/5 yr.      27,360          19.00
Distinctive Gold
  Jewelry            3,040      03/09    1/10 yr.      60,800          20.00
One Hour Cleaners    1,400      04/04     1/5 yr.      29,400          21.00
Happy Nails          1,050      04/04        -         23,100          22.00
Vacant              12,521


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          -           -           -         403,300         -           -             -

   2000          -           -           -         403,300         -           -             -

   2001          -           -           -         403,300         -           -             -

   2002          -           -           -         412,660         -           -             -

   2003          -           -           -         419,686         -           -             -

   2004          9         14,690     303,726      429,526       20.68       41.67         70.71

   2005          1          5,000      65,000      125,800       13.00       14.18         51.67

   2006          -           -           -          64,600         -           -             -

   2007          -           -           -          64,600         -           -             -

   2008          -           -           -          64,600         -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Hickory Creek Market Place property, as of August 1, 1999, of $6,400,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

The Ryan Company Retail Portfolio

On September 10, 1999, we consummated a joint venture transaction with the Ryan Company, a Delaware corporation. To effect the transaction, we formed two Delaware limited liability companies. Inland Ryan L.L.C., owns and operates eight of the nine properties acquired from the Ryan Company: Bally's Total
Fitness, Burnsville Crossing, Byerly's Burnsville Center, Park Place Center, The Quarry, Rainbow Maple Grove, Riverdale Commons and Shingle Creek. Inland Ryan Cliff Lake, L.L.C., owns and operates the remaining property acquired from the Ryan Company, Cliff Lake Center. Inland Ryan Cliff Lake L.L.C. is owned 99% by Inland Ryan L.L.C. and 1% by Inland Real Estate Corporation. A detailed description of the properties follows.

Pursuant to the Inland Ryan L.L.C. operating agreement and the Inland Ryan Cliff Lake L.L.C. operating agreement, the Ryan Company contributed the nine properties with a total value of approximately $99,427,000 and with outstanding debt of approximately $65,500,000, resulting in net equity of approximately $33,927,000. For their net equity in the properties, the Ryan Company received cash of approximately $11,227,000 and approximately $22,700,000 of Inland Ryan L.L.C. membership interests, which equates to a 23% ownership interest in Inland Ryan L.L.C. Inland Real Estate Corporation provided the remaining equity to Inland Ryan L.L.C. in the form of cash in the approximate amount of $71,604,000 and received a 77% interest in the Inland Ryan L.L.C. From this cash contribution, approximately $60,377,000 was used to retire existing construction loans on the properties.

As part of this transaction, Inland Ryan L.L.C. secured financing totaling approximately $51,600,000. Financing totaling $10,654,300 was obtained and secured by four of the Inland Ryan L.L.C. properties. These loans require interest only payments at a floating rate based on the 30 day LIBOR index plus 1.3% (current note rate of 6.68%) and mature on October 1, 2004. Financing totaling $35,781,000 was obtained from a second lender and was secured by the remaining four properties held by Inland Ryan L.L.C. These loans require interest only payments at a floating rate based on the 90 day LIBOR index plus 1.5% (current note rate of 7.0025%) and also mature on October 1, 2004. The Inland Ryan Cliff Lake L.L.C. assumed the existing debt on the Cliff Lake property of approximately $5,123,000 which terms include a fixed interest rate of 7.86% and maturity in January, 2008.

In accordance with the Inland Ryan L.L.C. operating agreement, the Ryan Company will earn a preferred return of 7.375% per annum on their equity in Inland Ryan L.L.C. The remaining cash flow, after the payment to Inland Ryan L.L.C., will go to the Company, the managing member, up to a 10% return on their equity. Any remaining cash flow after this payment will be split 99% to the managing member and 1% to the Ryan Company, the non-managing member. The Ryan Company has a right to liquidate up to 1/2 of their equity in Inland Ryan L.L.C. after January 1, 2001 and the remaining balance after June 30, 2002.

Bally's Total Fitness, St. Paul, Minnesota

On September 10, 1999, we purchased the entire fee simple interest in a single-user retail center located at 1166 University Avenue in St. Paul, Minnesota known as "Bally's Total Fitness." We purchased Bally's Total Fitness from Ryan Midway LP, an unaffiliated third party, for approximately $6,291,000 or approximately $146.30 per square foot. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Bally's Total Fitness, built in 1988, is a two-story, single-tenant health and fitness facility. Bally's Total Fitness contains 43,000 leasable square feet. As of September 10, 1999, Bally's Total Fitness was 100% leased.

We do not anticipate making any significant repairs and improvements to Bally's Total Fitness over the next few years. However, if we were to make any repairs or improvements, pursuant to the lease, the center's tenant would be obligated to pay a substantial portion of any monies spent on repair and improvements.

The table below sets forth the occupancy rate at Bally's Total Fitness expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        100                     13.96
               1997                        100                     13.96
               1996                        100                     13.96
               1995                        100                     13.96
               1994                        100                     13.96

One tenant, Landlord's Total Fitness, leases 100% of the total gross leasable area of the property. This lease requires the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
  -----------     ----------- ----------- ------------ ------------ ---------
Landlord's Total
  Fitness            43,000      100         15.36      Currently    09/30/03
  Option 1                                   16.89      10/01/03     09/30/08
  Option 2                                   18.58      10/01/08     09/30/13
  Option 3                                   20.44      10/01/13     09/30/18

For federal income tax purposes, our depreciable basis in Bally's Total Fitness will be approximately $4,718,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1999 for the tax year ended 1998 are $87,049.

On September 10, 1999, a total of  43,000  square feet was leased to one tenant
at Bally's Total Fitness.    The  following  tables  set forth information with
respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Landlord's Total
  Fitness           43,358      09/03     3/5 yr.      660,261         15.36



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-
    2002         -           -           -         660,480         -           -             -

   2003          1         43,000     660,480      660,480       15.36       100           100


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Bally's Total Fitness property, as of August 10, 1999, of $6,400,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Burnsville Crossing, Burnsville, Minnesota

On September 10, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at Interstate Hwy. 35E and County Road No. 42 Interchange in Burnsville, Minnesota known as "Burnsville Crossing." We purchased Burnsville Crossing from Ryan/Flying Cloud L.P., an unaffiliated third party, for approximately $5,716,000 or approximately $62.80 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Burnsville Crossing, built in 1989 (Petsmart in 1997), is a one-story, multi-tenant retail facility. Burnsville Crossing contains 91,015 leasable square feet. As of September 10, 1999, Burnsville Crossing was 100% leased (100% leased if the master lease, which lasts for five years, is considered). We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Burnsville Crossing over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Burnsville Crossing expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        62                      10.06
               1997                        61                       6.55
               1996                        93                       4.93
               1995                        79                       9.77
               1994                        85                       8.81

Two tenants, Petsmart, a pet supply store and Schneiderman's, a furniture store, each lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
  -----------     ----------- ----------- ------------ ------------ ---------

Petsmart             26,040       29         11.51      Currently    01/31/03
                                             12.26      02/01/03     01/31/08
                                             13.01      02/01/08     01/31/13
  Option 1                                   13.76      02/01/13     01/31/18
  Option 2                                   14.51      02/01/18     01/31/23
  Option 3                                   15.26      02/01/23     01/31/28
  Option 4                                   16.01      02/01/28     01/31/33

Schneiderman's       26,955       30          4.00      Currently    10/31/09

For federal income tax purposes, our depreciable basis in Burnsville Crossing will be approximately $4,287,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1999 for the tax year ended 1998 are $172,033.

On September 10, 1999, a  total  of  91,015  square feet was leased to fourteen
tenants at Burnsville Crossing.    The  following  tables set forth information
with respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Clatti's             7,800      04/03        -         105,300         13.50
Golden Tan           3,600      07/04     1/5 yr.       31,500          8.75
Norwest Financial    2,100      12/99        -          26,250         12.50
Cabinets, Etc.       1,400      04/01        -          11,900          8.50
Viking Enterprises   1,400      08/01        -          12,950          9.25
Shaw Industries      4,640      09/02     1/5 yr.       41,760          9.00
Petsmart            26,040      01/13     5/5 yr.      299,720         11.51
Tuesday Morning      6,040      01/03     1/5 yr.       37,146          6.15
Hummingbird Travel   1,200      09/03        -          11,700          9.75
Boy Scouts of
  America            1,800      03/09        -          19,350         10.75
Shear Madness        2,100      11/01     1/5 yr.       17,850          8.50
Sweet Celebrations   4,140      07/04     1/5 yr.       33,120          8.00
Aerial Beauty Supply 1,800      04/04     1/5 yr.       14,400          8.00
Schneiderman's      26,955      10/09        -         107,820          4.00


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999           1         2,100      26,250       770,766      12.50        2.31          3.41

   2000           -          -           -          745,516        -           -             -

   2001           3         4,900      44,100       757,586       9.00        5.38          5.82

   2002           1         4,640      46,400       721,696      10.00        5.10          6.43

   2003           3        15,040     164,046       680,666      10.91       16.52         24.10

   2004           3         9,540      89,730       540,920       9.41       10.48         16.59

   2005           -          -           -          450,020        -           -             -

   2006           -          -           -          450,020        -           -             -

   2007           -          -           -          450,020        -           -             -

   2008           -          -           -          450,020        -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Burnsville Crossing property, as of August 10, 1999, of $6,800,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Byerly's Burnsville Center, Burnsville, Minnesota

On September 10, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at Corner of Portland Avenue and County Road No. 42 Interchange in Burnsville, Minnesota known as "Byerly's Burnsville Center." We purchased Byerly's Burnsville Center from Ryan Retail Burnsville L.P., an unaffiliated third party, for approximately $5,832,000 or approximately $76.55 per square foot. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Byerly's Burnsville Center, built in 1988, is a one-story, multi-tenant retail facility. Byerly's Burnsville Center contains 76,190 leasable square feet. As of September 10, 1999, Byerly's Burnsville Center was 100% leased.

We do not anticipate making any significant repairs and improvements to Byerly's Burnsville Center over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Byerly's Burnsville Center expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        100                     11.71
               1997                        100                     10.14
               1996                        100                      9.99
               1995                         98                     10.17
               1994                         98                      9.95

Two tenants, Byerly's, a grocery store, and Zany Brainy, a toy store, each lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Byerly's             54,876       72          9.99      Currently    09/30/08

Zany Brainy          11,280       15         11.30      Currently    07/31/04

For federal income tax purposes, our depreciable basis in Byerly's Burnsville Center will be approximately $4,374,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1999 for the tax year ended 1998 are $253,531.

On September 10, 1999, a total of 76,190 square feet was leased to seven tenants at Byerly's Burnsville Center. The following tables set forth information with respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Byerly's            54,876      09/08        -         509,999          9.99
Nail & Hair Design   1,200      04/02        -          15,600         13.00
Pilgrim Cleaners     2,420      09/08        -          45,738         18.90
Great Clips          1,540      10/99        -          26,950         17.50
US Health &
  Nutrition          1,674      10/00        -          22,599         13.50
Mill Creek
  Furnishing         3,200      09/02        -          41,600         13.00
Zany Brainy         11,280      07/04        -         127,464         11.30


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          1          1,540      26,950      786,350       17.50        2.02          3.43

   2000          1          1,674      23,436      762,657       14.00        2.20          3.07

   2001          -           -           -         744,841         -           -             -

   2002          2          4,400      56,800      747,261       12.91        5.78          7.60

   2003          -           -           -         692,881         -           -             -

   2004          1         11,280     127,464      692,881       11.30       14.81         18.40

   2005          -           -           -         565,417         -           -             -

   2006          -           -           -         565,417         -           -             -

   2007          -           -           -         565,417         -           -             -

   2008          2         57,296     565,417      565,417        9.87       75.20        100.00


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Byerly's Burnsville Center property, as of August 10, 1999, of $7,200,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Cliff Lake Center, Eagan, Minnesota

On September 10, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at Interstate 35E along Cliff Road in Eagan, Minnesota known as "Cliff Lake Center." We purchased Cliff Lake Center from Ryan Cliff Lake LLC, an unaffiliated third party, for approximately $5,553,000 or approximately $74.82 per square foot. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Cliff Lake  Center,    built  in  1988,  is  a  one-story,  multi-tenant retail
facility. Cliff Lake Center contains 74,215 leasable square feet. As of September 10, 1999, Cliff Lake Center was 94% leased (100% leased if the master lease, which lasts for five years, is considered). We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Cliff Lake Center over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Cliff Lake Center expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                         94                     10.85
               1997                        100                     11.78
               1996                        100                     11.05
               1995                        100                     10.23
               1994                        100                      9.84

One tenant, Silas Creek Retail leases more than 10% of the total gross leasable area of the property. This tenant has vacated the space although they continue to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Silas Creek
  Retail            11,833        16         7.00       Currently    11/30/00

For federal income tax purposes, our depreciable basis in Cliff Lake Center will be approximately $4,160,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1998 for the tax year ended 1998 are $282,056.

On September 10, 1999, a total of 70,073 square feet was leased to twenty-seven
tenants at Cliff Lake Center.   The following tables set forth information with
respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Perrier Liquors      4,200      02/01                   63,504         15.12
Pilgrim Cleaners     1,400      04/09                   23,100         16.50
Fast Frames          1,400      10/00                   18,550         13.25
Montessori           4,406      04/02                   26,436          6.00
GNC                  1,400      06/03                   16,800         12.00
Tobacco, Etc.        2,566      01/04                   28,226         11.00
Kokomo Tan           1,000      10/01                   12,500         12.50
Professional
  Veterinary         1,055      10/01                   14,506         13.75
Great Clips          1,200      03/04                   21,600         18.00
Ritz Camera          1,200      08/01                   16,800         14.00
Pakmail Center       1,200      11/04                   14,400         12.00
West Coast Video     3,605      07/06                   34,248          9.50
Anna Chung's
  Restaurant         1,862      08/00                   32,324         17.36
Davanni's
  Restaurant         3,444      09/04     1/5 yr.       50,799         14.75
Hair Performers      1,400      09/02                   16,800         12.00
Ravey's Hallmark     4,200      02/00     2/5 yr.       29,400          7.00
Radio Shack          2,120      11/99                   24,910         11.75
VT Jewelers            680      07/00                    9,180         13.50
Oscar Nails          1,400      04/00                   16,800         12.00
Hobby Town           2,120      08/00                   22,260         10.50
Dr. Rauchwater       1,480      07/01     1/5 yr.       16,280         11.00
Unique Software      2,400      02/00                   33,600         14.00

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
International Tours  1,200      04/00                   13,452         11.21
Golf America         6,606      05/02                   82,575         12.50
Silas Creek Retail  11,833      11/00                   82,831          7.00
Wild Bird            2,824      07/09                   31,064         11.00
Gymboree             1,872      07/09                   20,592         11.00
Vacant               4,142



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          1          2,120      24,910      773,537       11.75        2.86          3.22

   2000          9         27,095     263,924      747,832        9.74       36.51         35.29

   2001          5          8,935     101,760      491,012       11.39       12.04         20.72

   2002          3         12,412     105,478      370,183        8.50       16.72         28.49

   2003          -           -           -         236,546         -           -             -

   2004          4          8,410     109,225      219,629       12.99       11.33         49.73

   2005          -           -           -         110,404         -           -             -

   2006          1          3,605      34,248      111,804        9.50        4.86         30.63

   2007          -           -           -          77,556         -           -             -

   2008          -           -           -          77,556         -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Cliff Lake Center property, as of August 10, 1999, of $6,800,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Park Place Center, St. Louis Park, Minnesota

On September 10, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at Interstate 394 and Minnesota Hwy. 100 Interchange in St. Louis Park, Minnesota known as "Park Place Center." We purchased Park Place Center from Ryan MPLS, LLC, an unaffiliated third party, for approximately $12,816,000 or approximately $150.78 per square foot. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Park Place  Center,    built  in  1997,  is  a  one-story,  multi-tenant retail
facility. Park Place Center contains 84,999 leasable square feet. As of September 10, 1999, Park Place Center was 100% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Park Place Center over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Park Place Center expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        94                      12.39
               1997                        93                       N/A

Two tenants, Petsmart, a pet supply store, and Office Max, an office supply store, each leases more than 10% of the total gross leasable area of the property. This lease requires the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Petsmart            26,165        31         14.28      Currently    01/31/03
                                             15.03      02/01/03     01/31/08
                                             15.78      02/01/08     01/31/13
  Option 1                                   16.53      02/01/13     01/31/18
  Option 2                                   17.28      02/01/18     01/31/23
  Option 3                                   18.03      02/01/23     01/31/28
  Option 4                                   18.78      02/01/28     01/31/33
  Option 5                                   19.53      02/01/33     01/31/38

Office Max          36,560        43         12.16       Currently   06/30/02
                                             12.66       07/01/02    06/30/07
                                             13.16       07/01/07    06/30/12
  Option 1                                   13.66       07/01/12    06/30/17
  Option 2                                   14.16       07/01/17    06/30/22
  Option 3                                   14.66       07/01/22    06/30/27
  Option 4                                   15.16       07/01/27    06/30/32

For federal income tax purposes, our depreciable basis in Park Place Center will be approximately $9,612,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1999 for the tax year ended 1998 are $352,187.

On September 10, 1999,  a  total  of  84,999  square  feet was leased to twelve
tenants at Park Place Center.   The following tables set forth information with
respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Petsmart            26,165      07/13     5/5 yr.      373,636         14.28
Office Max          36,560      06/12     4/5 yr.      444,570         12.16
Lakeshore Learning   7,475      04/08     2/5 yr.      132,308         17.70
Breugger's Bagel Co  2,160      04/07     2/5 yr.       42,120         19.50
Caribou Coffee       1,500      05/07     2/5 yr.       28,125         18.75
Great Clips          1,000      04/07     2/5 yr.       19,500         19.50
GNC                  1,300      04/02     1/5 yr.       24,700         19.00
Mobile Phone Co.     1,000      06/00     1/3 yr.       21,000         21.00
Quizno's             1,400      04/02     2/5 yr.       25,550         18.25
Dairy Queen          2,095      04/08    1/10 yr.       42,424         20.25
Lee Ann Chin         2,904      04/08    1/10 yr.       61,129         21.05
Apple One
  Employment         1,440      07/03     1/3 yr.       26,928         18.70


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          -           -           -        1,241,989        -           -             -

   2000          1          1,000      21,000     1,241,989      21.00        1.18          1.69

   2001          -           -           -        1,223,009        -           -             -

   2002          2          2,700      51,550     1,225,104      19.09        3.18          4.21

   2003          1          1,440      28,368     1,197,919      19.70        1.69          2.37

   2004          -           -           -        1,202,375        -           -             -

   2005          -           -           -        1,202,375        -           -             -

   2006          -           -           -        1,202,375        -           -             -

   2007          3          4,660      95,110     1,204,470      20.41        5.48          7.90

   2008          3         12,474     253,251     1,127,640      20.30       14.68         22.46


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Park Place Center property, as of August 10, 1999, of $13,250,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

The Quarry, Minneapolis, Minnesota

On September 10, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at Southwestern Corner of U.S. Interstate 35W and New Brighton Blvd. in Minneapolis, Minnesota known as "The Quarry." We purchased The Quarry from Ryan MPLS, LLC, an unaffiliated third party, for approximately $31,341,000 or approximately $107.83 per square foot. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

The Quarry, built in 1997, is a one-story, multi-tenant retail facility. The Quarry contains 290,658 leasable square feet. As of September 10, 1999, The Quarry was 99% leased (100% leased if the master lease, which lasts for five years, is considered). We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to The Quarry over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at The Quarry expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        99                      10.13
               1997                        84                       N/A

Two tenants, Home Depot, a home improvement store, and Rainbow Foods, a grocery store, each lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Home Depot          130,000       45          8.69      Currently    01/31/08
                                              9.56      02/01/08     01/31/18
  Option 1                                   10.00      02/01/18     01/31/23
  Option 2                                   10.43      02/01/23     01/31/28
  Option 3                                   10.87      02/01/28     01/31/33
  Option 4                                   11.30      02/01/33     01/31/38

Rainbow Foods       64,130        22           9.25      Currently   08/31/02
                                               9.90      09/01/02    08/31/07
                                              10.40      09/01/07    08/31/12
                                              10.90      09/01/12    09/30/17
  Option 1                                    11.40      10/01/17    09/30/22
  Option 2                                    11.90      10/01/22    09/30/27
  Option 3                                    12.40      10/01/27    09/30/32

For federal income tax purposes, our depreciable basis in The Quarry will be approximately $23,500,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1999 for the tax year ended 1998 are $1,068,699.

On September 10, 1999, a total of 287,818 square feet was leased to twelve tenants at The Quarry. The following tables set forth information with respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Rainbow Foods        64,130     09/17     3/5 yr.       593,203         9.25
Home Depot          130,000     01/18     4/5 yr.     1,129,700         8.69
Petsmart             26,260     01/13     5/5 yr.       310,131        11.81
Office Max           23,500     11/12     4/5 yr.       271,425        11.55
Old Navy             16,480     03/08     2/5 yr.       221,656        13.45
Video Update          7,500     09/07     2/5 yr.       134,175        17.89
Party City           12,168     10/07     2/5 yr.       166,702        13.70
Lee Ann Chin          2,480     12/07     2/5 yr.        67,605        27.26
GNC                   1,240     10/02     1/5 yr.        22,320        18.00
Cost Cutters          1,240     10/02     4/5 yr.        26,040        21.00
Mail Boxes, Etc.      1,240     11/02     1/5 yr.        23,560        19.00
Cousin Subs           1,580     07/04        -           23,305        14.75
Vacant                2,840


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          -           -           -        2,989,821        -           -             -

   2000          -           -           -        2,992,301        -           -             -

   2001          -           -           -        2,994,793        -           -             -

   2002          3          3,720      78,132     2,996,033      21.00        1.28          2.61

   2003          -           -           -        3,014,448        -           -             -

   2004          1          1,580      23,305     3,034,028      14.75         .54           .77

   2005          -           -           -        3,010,723        -           -             -

   2006          -           -           -        3,010,723        -           -             -

   2007          3         22,148     395,000     3,010,723      17.83        7.62         13.12

   2008          1         16,480     238,136     2,659,539      14.45        5.67          8.95


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the The Quarry property, as of August 10, 1999, of $32,000,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Rainbow Maple Grove, Maple Grove, Minnesota

On September 10, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at I-94 and County Road 30 in Maple Grove, Minnesota known as "Rainbow Maple Grove." We purchased Rainbow Maple Grove from Ryan MPLS, LLC, an unaffiliated third party, for approximately $7,916,000 or approximately $100.04 per square foot. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Rainbow Maple Grove, built in 1998, is a one-story, multi-tenant retail facility. Rainbow Maple Grove contains 79,130 leasable square feet. As of September 10, 1999, Rainbow Maple Grove was 81% leased (100% leased if the master lease, which lasts for five years, is considered). We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Rainbow Maple Grove over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Rainbow Maple Grove expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        81                      3.67

One tenant, Rainbow Foods, a grocery  store,  leases more than 10% of the total
gross leasable area of the  property.    This  lease requires the tenant to pay
base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Rainbow Foods       64,130        81          12.25      Currently   08/31/03
                                              12.90      09/01/03    08/31/08
                                              13.55      09/01/08    08/31/13
                                              14.20      09/01/13    09/30/18
  Option 1                                    14.85      10/01/18    09/30/23
  Option 2                                    15.50      10/01/23    09/30/28
  Option 3                                    16.15      10/01/28    09/30/33
  Option 4                                    16.80      10/01/33    09/30/38
  Option 5                                    17.45      10/01/33    09/30/43
  Option 6                                    18.10      10/01/43    09/30/48


For federal income tax purposes, our depreciable basis in Rainbow Maple Grove will be approximately $5,940,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1999 for the tax year ended 1998 are $73,449.

On September 10, 1999, a total of 64,130 square feet was leased to one tenant at Rainbow Maple Grove. The following tables set forth information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Rainbow Foods       64,130      09/18     6/5 yr.      785,593         12.25
Vacant              15,000


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          -           -           -         769,560         -           -             -

   2000          -           -           -         785,593         -           -             -

   2001          -           -           -         785,593         -           -             -

   2002          -           -           -         785,593         -           -             -

   2003          -           -           -         785,593         -           -             -

   2004          -           -           -         827,277         -           -             -

   2005          -           -           -         827,277         -           -             -

   2006          -           -           -         827,277         -           -             -

   2007          -           -           -         827,277         -           -             -

   2008          -           -           -         827,277         -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Rainbow Maple Grove property, as of August 10, 1999, of $9,600,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Riverdale Commons, Coon Rapids, Minnesota

On September 10, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at US Highway 10 and Main Street Interchange in Coon Rapids, Minnesota known as "Riverdale Commons." We purchased Riverdale Commons from Ryan MPLS, LLC, an unaffiliated third party, for approximately $19,506,000 or approximately $115.98 per square foot. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Riverdale  Commons,    built  in  1998,  is  a  one-story,  multi-tenant retail
facility. Riverdale Commons contains 168,184 leasable square feet. As of September 10, 1999, Riverdale Commons was 95% leased (100% leased if the master lease, which lasts for five years, is considered). We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Riverdale Commons over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Riverdale Commons expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        100                     2.41

Tenants leasing more  than  10%  of  the  total  square footage include Rainbow
Foods, a grocery store, Office Max, an office supply store and Wickes Furniture, a furniture store. These leases require the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Rainbow Foods       64,061        38           9.80      Currently   08/31/03
                                              10.45      09/01/03    08/31/08
                                              11.10      09/01/08    08/31/13
                                              11.75      09/01/13    08/31/18
  Option 1                                    12.40      09/01/18    08/31/23
  Option 2                                    13.05      09/01/23    08/31/28
  Option 3                                    13.70      09/01/28    08/31/33
  Option 4                                    14.35      09/01/33    08/31/38
  Option 5                                    15.00      09/01/38    08/31/43
  Option 6                                    15.65      09/01/43    08/31/48

Office Max          23,584       14           11.25      Currently   11/30/03
                                              11.75      12/01/03    11/30/08
                                              12.25      12/01/08    11/30/13
  Option 1                                    12.75      12/01/13    11/30/18
  Option 2                                    13.25      12/01/18    11/30/23
  Option 3                                    13.75      12/01/23    11/30/28
  Option 4                                    14.25      12/01/28    11/30/33

Wickes Furniture    35,000       21           10.90      Currently   07/31/04
                                              11.00      08/01/04    07/31/09
                                              11.50      08/01/09    07/31/14
  Option 1                                    12.25      08/01/14    07/31/19
  Option 2                                    13.00      08/01/19    07/31/24
  Option 3                                    13.75      08/01/24    07/31/29

For federal income tax purposes, our depreciable basis in Riverdale Commons will be approximately $14,700,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1999 for the tax year ended 1998 are $527,252.

On September 10, 1999, a total of 159,305 square feet was leased to ten tenants at Riverdale Commons. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail
Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Rainbow Foods       64,061      08/18     6/5 yr.      627,798          9.80
Golf America         4,970      09/03     1/5 yr        69,580         14.00
Petco               15,000      01/14    3/11 yr.      161,250         10.75
Office Max          23,584      11/13     4/5 yr       265,320         11.25
Party City          11,122      08/08     2/5 yr.      152,371         13.70
Wickes Furniture    35,000      07/14     3/5 yr.      381,500         10.90
Cost Cutters         1,239      07/04     1/5 yr.       23,541         19.00
Sally Beauty
  Supply             1,240      04/04     2/5 yr.       21,700         17.50
Mobile Phone Co.     1,292      07/02     1/2 yr.       22,610         17.50
Starbucks Coffee     1,797      07/09     1/5 yr.       32,346         18.00
Vacant               8,879


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          -           -           -       $1,758,016        -             -           -

   2000          -           -           -        1,758,016        -             -           -

   2001          -           -           -        1,758,016        -             -           -

   2002          1          1,292      22,610     1,758,636      17.50           .77        1.29

   2003          1          4,970      69,580     1,750,591      14.00          2.96        3.97

   2004          2          2,531      46,480     1,745,564      18.36          1.50        2.66

   2005          -           -           -        1,702,584        -             -           -

   2006          -           -           -        1,707,077        -             -           -

   2007          -           -           -        1,707,077        -             -           -

   2008          1         11,122     163,493     1,718,327      14.70          6.61        9.51


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Riverdale Commons property, as of August 10, 1999, of $20,200,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Shingle Creek, Brooklyn Center, Minnesota

On September 10, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at Summit Drive and Shingle Creek Parkway in Brooklyn Center, Minnesota known as "Shingle Creek." We purchased Shingle Creek from Ryan Shingle Creek L.P., an unaffiliated third party, for approximately $3,470,000 or approximately $87.88 per square foot. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Shingle Creek, built in 1986, is a one-story, multi-tenant retail facility. Shingle Creek contains 39,486 leasable square feet. As of September 10, 1999, Shingle Creek was 73% leased (100% leased if the master lease, which lasts for five years, is considered). We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Shingle Creek over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Shingle Creek expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        66                      15.79
               1997                        82                      14.13
               1996                        81                      14.09
               1995                        81                      14.27
               1994                        75                      14.35

One tenant, Panera Bread, a  bakery,  leases  more  than 10% of the total gross
leasable area of the property.    This  lease  requires  the tenant to pay base
annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Panera Bread        4,217         11         12.15      Currently   07/31/04


For federal income tax purposes, our depreciable basis in Shingle Creek will be approximately $2,600,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1999 for the tax year ended 1998 are $139,744.

On September 10, 1999, a  total  of  28,876  square  feet was leased to sixteen tenants at Shingle Creek. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Payless Shoes        2,857      07/02        -         34,284          12.00
Life Uniform         1,250      02/00        -         26,088          20.87
Ritz Camera          1,976      07/04        -         23,712          12.00
Michaels Boot &
  Shoe               1,202      07/00        -         14,424          12.00
Great Clips          1,202      02/00        -         20,434          17.00
Sterling Optical     1,213      02/01        -         20,621          17.00
Disc Go Round        1,613      05/02        -         19,356          12.00
Funcoland            1,613      12/00        -         22,582          14.00
Mail Boxes, Etc.     1,591      07/00        -         22,672          14.25
Lee Ann Chin         2,959      11/01        -         73,383          24.80
Pizza Hut            3,040      06/01        -         54,720          18.00
Tobacco Warehouse      933      09/02        -         11,196          12.00
AAA Minneapolis      1,053      02/02        -         10,530          10.00
Coffee O'Bagel       1,104      04/02        -         16,008          14.50
H & R Block          1,053      05/02        -         16,848          16.00
Panera Bread         4,217      07/04        -         51,237          12.15
Vacant              10,610


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          -           -           -         438,094         -           -             -

   2000          5          6,857     106,200      438,701       15.49       17.37         24.21

   2001          3          7,212     149,331      334,763       20.71       18.26         44.61

   2002          6          8,613     112,903      187,851       13.11       21.81         60.10

   2003          -           -           -          74,949         -           -             -

   2004          2          6,193      74,949       74,949       12.10       15.68        100.00

   2005          -           -           -            -            -           -             -

   2006          -           -           -            -            -           -             -

   2007          -           -           -            -            -           -             -

   2008          -           -           -            -            -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Shingle Creek property, as of August 10, 1999, of $3,780,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

United Audio Center, Schaumburg, Illinois

On September 13, 1999, we purchased the entire fee simple interest in a single-user retail center located at 935 E. Golf Road in Schaumburg, Illinois known as "United Audio Center." We purchased United Audio Center from 78th Street Properties, LLC, an unaffiliated third party, for approximately $2,485,000 or approximately $248.80 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

United Audio  Center,    built  in  1998,  is  a  one-story, single-user retail
facility. United Audio Center contains 9,988 leasable square feet. As of September 13, 1999, United Audio Center was 100% leased. We considered a variety of factors including location, demographics, tenant, price per square foot and existing rental rate compared to market rates. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to United Audio Center over the next few years. However, if we were to make any repairs or improvements, pursuant to the lease, the center's tenant would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at United Audio Center expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------
               1998                        100                     27.80

One tenant, United Audio, leases 100% of the total gross leasable area of the property. This lease requires the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
  -----------     ----------- ----------- ------------ ------------ ---------
United Audio         9,988        100         27.80     Currently    06/30/03
                                              30.58     07/01/03     06/30/08
                                              33.67     07/01/08     06/30/13
  Option 1                                    37.00     07/01/13     06/30/18
  Option 2                                    40.70     07/01/18     06/30/23

For federal income tax purposes, our depreciable basis in United Audio Center will be approximately $1,800,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On September 13, 1999, a total of 9,988 square feet was leased to one tenant at United Audio Center. The following tables set forth information with respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
United Audio         9,988      06/13     2/5 yr.      277,666         27.80



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-
    2002         -           -            -       277,666          -           -             -

   2003          -           -            -       291,549          -           -             -

   2004-
    2007         -           -            -       305,433          -           -             -

   2008          -           -            -       320,714          -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.



We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the United Audio Center property, as of August 8, 1999, of $2,500,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Rose Plaza West, Naperville, Illinois

On September 16, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at the southwest corner of 75th and Millbrook in Naperville, Illinois known as "Rose Plaza West." We purchased Rose Plaza West from Naper Center, LLC, an unaffiliated third party, for approximately $2,763,600 or approximately $191.15 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Rose Plaza West, built in 1997, is a single-story multi-tenant retail facility. Rose Plaza West contains 14,458 leasable square feet. As of September 16, 1999, Rose Plaza West was 100% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Rose Plaza West over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Rose Plaza West expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        100                     18.48
               1997                         85                      4.44

Five tenants, Hollywood Video, a video rental store, Papa John's, a carry out pizza restaurant, Caribou Coffee, a coffee shop, Signature Cleaners, a dry-cleaning store and Elegant Salon, a beauty shop, each lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Papa John's          1,518        11         17.00      Currently    10/31/01
                                             18.00      11/01/01     10/31/02

Caribou Coffee       1,640        11         24.00      Currently    07/31/02
                                             27.60      08/01/02     07/31/07

Hollywood Video      7,000        49         17.75      Currently    06/30/07

Signature Cleaners   2,090        14         23.39      Currently    07/31/00
                                               *            *        07/31/07

Elegant Salon        2,210        15         19.00      Currently    04/30/00
                                             20.00      05/01/00     04/30/03


  *Base rent per square foot increases annually by 3% per year through the term of the lease.

For federal income tax purposes, our depreciable basis in Rose Plaza West will be approximately $2,000,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes paid in 1999 for the tax year ended 1998 were $29,249. The real estate taxes payable were calculated by multiplying the assessed value by an equalizer of 1.016% and a tax rate of 6.4393%.

On September 16, 1999, a total of 14,458 square feet was leased to five tenants at Rose Plaza West. The following tables set forth information with respect to the amount of and expiration of the leases at this center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Papa John's          1,518      10/02        -          25,806         17.00
Caribou Coffee       1,640      07/07        -          39,360         24.00
Hollywood Video      7,000      06/07        -         124,250         17.75
Signature Cleaners   2,090      07/07        -          48,885         23.39
Elegant Salon        2,210      04/03        -          41,990         19.00


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999           -          -           -          279,571        -           -             -

   2000           -          -           -          281,034        -           -             -

   2001           -          -           -          284,749        -           -             -

   2002           1         1,518      27,324       288,534      18.00       10.50          9.47

   2003           1         2,210      44,200       268,723      20.00       15.29         16.45

   2004           -          -           -          226,174        -           -             -

   2005           -          -           -          227,867        -           -             -

   2006           -          -           -          229,622        -           -             -

   2007           3        10,730     231,420       231,420      21.57       74.21        100.00

   2008           -          -           -             -           -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Rose Plaza West property, as of August 1, 1998, of $2,785,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Item 5.  Other Events


Rose Plaza East, Naperville, Illinois

We anticipate purchasing the entire fee simple interest a property known as "Rose Plaza East" located in Naperville, Illinois. Rose Plaza East was constructed in 1997. It is a single-story, multi-tenant Neighborhood Retail Center containing a total of 11,658 leasable square feet. We anticipate purchasing the Rose Plaza East for approximately $2,170,000.


Bohl Farm Marketplace, Crystal Lake, Illinois

Inland Ryan L.L.C. anticipates acquiring an additional property from the Ryan Company known as "Bohl Farm Marketplace" located in Crystal Lake, Illinois. Bohl Farm Marketplace is currently under construction. It is a single-story, multi-tenant Neighborhood Retail Center containing a total of 97,216 leasable square feet. We anticipate purchasing Bohl Farm Marketplace for approximately $14,948,000 using cash and membership units in Inland Ryan L.L.C.




Item 7.  Financial Statements and Exhibits

To be subsequently filed.

                                   SIGNATURE



Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     September 27  , 1999


EXIBITS

10.1  Limited Liability Company Agreement of Inland Ryan L.L.C.

10.2  Limited Liability Company Agreement of Inland Ryan Cliff Lake L.L.C.